Exhibit 10.3
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                         SIXTH AMENDMENT
                         UAL CORPORATION
                  EMPLOYEE STOCK OWNERSHIP PLAN
                 (Effective as of July 12, 1994)


          By virtue and in exercise of the amending power

reserved to UAL Corporation (the "Company") under Section 13.1(a)

of the UAL Corporation Employee Stock Ownership Plan (effective as of July 12, 1994) (the "Plan"), which amending power

thereunder is subject to the approval of the Air Line Pilots

Association International ("ALPA") and the International

Association of Machinists and Aerospace Workers (the "IAM"), the

Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective December 31, 1996.

       1.  Section 3.1(b) (ii) is amended by replacing the

reference to "Section 5.4 (c) (vii)" with "Sections 5.4 (c) (vii)

and 5.4 (g)".

       2.  The following new subsection (g) is added to Section 5.4:

     "Follow-up Allocations.  After the performance of the

     allocations described in the foregoing provisions of this

     Section 5.4 for a Plan Year, but prior to the time

     prescribed for filing of the Employer's federal income tax return (including any extensions of time) for that Plan

     Year, it may be determined that Convertible Shares and/or

     Voting Shares which were allocated for such Plan Year to a

     Participant under the Supplemental Plan could have been

     allocated to Part B for such Plan Year without violating the limitations imposed by Code Sections 415, 401(a) (17) and

     (with respect to members of the Management and Salaried

     Employee Group) 401(a) (4).  If such a circumstance exists,

     the Company shall, to the extent provided below, make a

     contribution of shares on behalf of such Participant to Part

     B, or, as applicable, direct the trustee of the Supplemental

     Trust to transfer shares from the Supplemental Trust to Part

     B.  Such shares shall be allocated to the account of such

     Participant under Part B.  The contribution and allocation referred to in this subsection (g) shall be for the limited purpose of crediting (in the same Plan Year) shares under

     Part B to Participants who were initially allocated such

     shares under the Supplemental Plan.  The contribution and

     allocation of such shares to such a Participant shall not

     increase or decrease the aggregate number of shares

     allocated to the Participant under this Plan and the

     Supplemental Plan.  No contribution or allocation shall be made under this subsection (g) after the time prescribed for filing the Employer's federal income tax return (including any extensions of time) for the Plan Year in which the

     shares were initially allocated to the Participant under the

     Supplemental Plan.  Transfers of shares following the

     deadline set forth in the preceding sentence from the

     Supplemental Plan to this Plan (if any) shall be governed by

     Section 5.4 (c)(vi) of this Plan and Section 2.7 (a) of the

     Supplemental Plan."

          IN WITNESS WHEREOF, the Company has caused this Sixth

Amendment to be executed on August 11, 1997.
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                                        UAL CORPORATION


                                        /s/ Douglas A. Hacker
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                                        APPROVED BY:

                                        AIR LINE PILOTS ASSOCIATION,
                                        INTERNATIONAL


                                        /s/ Michael H. Glawe
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                                        /s/ J.R. Babbitt
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                                        INTERNATIONAL ASSOCIATION
                                        OF MACHINISTS AND
                                        AEROSPACE WORKERS


                                        /s/ Kenneth W. Thiede
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